Exhibit 24.1

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ LLOYD J. AUSTIN III
Lloyd J. Austin III

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ DIANE M. BRYANT
Diane M. Bryant

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ JOHN V. FARACI
John V. Faraci

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 23rd day of September, 2017.

/s/ JEAN-PIERRE GARNIER
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ GREGORY J. HAYES
Gregory J. Hayes

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ EDWARD A. KANGAS
Edward A. Kangas

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ ELLEN J. KULLMAN
Ellen J. Kullman

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ MARSHALL O. LARSEN
Marshall O. Larsen

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ HAROLD MCGRAW III
Harold McGraw III

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ FREDRIC G. REYNOLDS
Fredric G. Reynolds

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 19th day of September, 2017.

/s/ BRIAN C. ROGERS
Brian C. Rogers

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER GRABER-LIPPERMAN, AKHIL JOHRI and DAVID R. WHITEHOUSE, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance of common stock of the Corporation in accordance with the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2017, by and among the Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc., as it may be amended from time to time (the “Merger Agreement”); and (ii) any and all additional registration statements, including one or more Registration Statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of common stock or other equity based securities of the Corporation pursuant to employee benefit or incentive plans or interests in such plans in connection with the transactions contemplated by the Merger Agreement; in each case granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of September, 2017.

/s/ CHRISTINE TODD WHITMAN
Christine Todd Whitman